UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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⌧	Definitive Proxy Statement
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◻	Soliciting Material Under §240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 9, 2021

Dear Fellow Stockholder:

You are cordially invited to attend an annual meeting of stockholders of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”) that will be held on May 26, 2021 at 8:00 a.m. Mountain Time. In light of the COVID-19 pandemic and the protocols that federal, state and local governments are currently imposing, and out of an abundance of caution and appreciation for the well-being of our stockholders, we have determined that the annual meeting will be a virtual meeting of stockholders conducted via live audiocast on the Internet. You may register to listen to and participate in the annual meeting by going to register.proxypush.com/spwh and following the instructions provided for registration by no later than 3:00 p.m. Mountain Time on May 24, 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the annual meeting. You will not be able to attend the annual meeting physically in person. For purposes of attendance at the annual meeting, all references herein to “present in person” or “in person” shall mean virtually present at the annual meeting.

Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying Notice of 2021 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record at the close of business on April 6, 2021 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

We are furnishing our proxy materials to our stockholders over the Internet. On or about April 14, 2021, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record that did not request to receive printed copy of our proxy materials, including the Proxy Statement and our Annual Report for the fiscal year ended January 30, 2021, or are otherwise receiving our proxy materials electronically by email. Brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to the beneficial owners. The Notice of Internet Availability contains instructions for how stockholders can access our proxy materials over the Internet and vote their shares. All stockholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail on or about April 14, 2021.

Whether or not you plan to be virtually present at the Annual Meeting, we encourage you to vote on the matters presented as soon as possible. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

Thank you for your continued support and interest in Sportsman’s Warehouse.

Sincerely,

Jon Barker President and Chief Executive Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
1475 WEST 9000 SOUTH SUITE A
WEST JORDAN, UT 84088

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sportsman’s Warehouse Holdings, Inc. (the “Company”) will be held via live audiocast on the Internet on Wednesday, May 26, 2021, at 8:00 a.m. Mountain Time. You may register to listen to and participate in the Annual Meeting by going to proxypush.com/spwh and following the instructions provided for registration by no later than 3:00 p.m. Mountain Time on May 24, 2021.The purposes of the Annual Meeting are to:

1.

Elect the three Class I directors named in the accompanying Proxy Statement to serve until the Company’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2021;
3.	To approve, on an advisory basis, our named executive officer compensation; and
4.	Transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

You may register to listen to and participate in the Annual Meeting via live audiocast on the Internet by going to register.proxypush.com/spwh and following the instructions provided for registration by no later than 3:00 p.m. Mountain Time on May 24, 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the Annual Meeting. The accompanying Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read the Proxy Statement carefully and in its entirety.

Only holders of record of our common stock, par value $0.01 per share (which we refer to as our “Common Stock”), as of the close of business on April 6, 2021 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. You will be entitled to one vote for each share of our Common Stock that you held as of the close of business on April 6, 2021. A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah, for ten days before the Annual Meeting, and during the Annual Meeting such list will be available for examination by following the link you will receive to virtually attend the Annual Meeting after completing your registration.

Whether or not you plan to be virtually present at the Annual Meeting, we encourage you to vote your shares by proxy as soon as possible to help ensure the presence of a quorum at the Annual Meeting. You are urged to submit your proxy or voting instructions electronically or by telephone by following the instructions on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or voting instruction form. If you request a printed copy of your proxy materials, you may also vote by mail by signing, dating, and returning your proxy card or voting instruction form in the pre-paid envelope provided. Voting now via proxy will not limit your right to change your vote or to attend the Annual Meeting.

By order of the Board of Directors,

Robert K. Julian Chief Financial Officer and Secretary

April 9, 2021

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STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that constitute forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements may concern our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition, which are subject to risks and uncertainties. All statements other than statements of historical fact included in this proxy statement are forward-looking statements. These statements may include words such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events or trends. For example, all statements we make relating to our plans and objectives for future operations, growth or initiatives and strategies are forward-looking statements. The forward-looking statements also include assumptions about our proposed merger with Great Outdoors Group, LLC (“Great Outdoors Group”), a subsidiary of Great American Outdoors, Inc.

These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. We derive many of our forward-looking statements from our own operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that predicting the impact of known factors is very difficult, and we cannot anticipate all factors that could affect our actual results.

All of our forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from our expectations. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to:

●	the potential impact of, and any potential developments related to, the proposed merger with Great Outdoors Group, including the risk that the conditions to the consummation of the merger are not satisfied or waived, litigation challenging the merger, the impact on our stock price, business, financial condition and results of operations if the merger is not consummated, and the potential negative impact to our business and employee relationships due to the merger;
●	current and future government regulations, in particular regulations relating to the sale of firearms and ammunition, which may impact the supply and demand for our products and our ability to conduct our business; the COVID-19 pandemic and measures intended to reduce its spread; our retail-based business model which is impacted by general economic and market conditions and economic, market and financial uncertainties that may cause a decline in consumer spending;
●	our concentration of stores in the Western United States which makes us susceptible to adverse conditions in this region, and could affect our sales and cause our operating results to suffer;
●	the highly fragmented and competitive nature of our industry in which we may face increased competition;
●	changes in consumer demands, including regional preferences, which we may not be able to identify and respond to in a timely manner; and
●	entrance into new market or operations in existing markets, which may not be successful.

The above is not a complete list of factors or events that could cause actual results to differ from our expectations, and we cannot predict all of them. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements disclosed under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Annual Report on Form 10-K for the year ended January 30, 2021, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and public

ii

communications. You should evaluate all forward-looking statements made in this Proxy Statement and otherwise in the context of these risks and uncertainties.

Potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements we make. These forward-looking statements speak only as of the date of this Proxy Statement and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other factors that are in many cases beyond our control. Except as required by law, we undertake no obligation to update or revise any forward-looking statements publicly, whether as a result of new information, future developments or otherwise.

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SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
1475 WEST 9000 SOUTH SUITE A

WEST JORDAN, UT 84088

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sportsman’s Warehouse Holdings, Inc. from the holders of shares of our Common Stock to be voted at the 2021 Annual Meeting of Stockholders to be held via live audiocast on the Internet on May 26, 2021, at 8:00 a.m. Mountain Time (the “Annual Meeting”), and at any and all postponements or adjournments of the Annual Meeting. You may register to listen to and participate in the Annual Meeting by going to proxypush.com/spwh and following the instructions provided for registration by no later than 3:00 p.m. Mountain Time on May 24, 2021 The approximate date on which these proxy materials are first being sent or made available to our stockholders is April 14, 2021.

The terms “we,” “our,” “us,” “Sportsman’s Warehouse,” or the “Company” refer to Sportsman’s Warehouse Holdings, Inc. and its subsidiaries.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and our Annual Report on Form 10-K for the year ended January 30, 2021 (the “2020 Annual Report”) are available on the Internet at proxypush.com/spwh. These materials are also available on our corporate website at investors.sportsmans.com.

VOTING INFORMATION

Why did I receive only a Notice of Internet Availability of Proxy Materials?

As permitted by the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials, including our Notice of Annual Meeting, Proxy Statement and 2020 Annual Report, to most stockholders over the Internet. On or about April 14, 2021, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders that did not request to receive printed copies of our proxy materials or that are otherwise receiving our materials electronically by email, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to the beneficial owners. The Notice of Internet Availability contains instructions on how stockholders can access and review our proxy materials via the Internet and vote their shares. The Notice of Internet Availability also contains instructions on how to request, free of charge, paper copies of the proxy materials. All stockholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail.

We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

When and where is the Annual Meeting?

The Annual Meeting of stockholders of Sportsman’s Warehouse will be held on May 26, 2021 at 8:00 a.m. Mountain Time, via live audiocast on the Internet. You may register to listen to and participate in the Annual Meeting by going to register.proxypush.com/spwh and following the instructions provided for registration by no later than 3:00 p.m. Mountain Time on May 24, 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the Annual Meeting.

What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, stockholders will act on the following matters:

1.	Election of the three Class I directors named in this Proxy Statement to serve until the Company’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for fiscal year 2021; and

3.	Approval, on an advisory basis, of the Company’s named executive officer compensations.

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

●	“FOR” each of the Class I director nominees named in this Proxy Statement

●	“FOR” the ratification of the appointment of Grant Thornton LLP; and

●	“FOR” the approval, on an advisory basis, of the named executive officer compensation

Who may vote?

Only holders of record of our Common Stock, at the close of business on the record date, April 6, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 43,719,687 shares of Common Stock issued and outstanding. Our Common Stock is the only class of securities of the Company authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.

Who counts the votes?

Votes at the Annual Meeting will be tabulated by a representative of Equiniti Shareowner Services, who will serve as the Inspector of Elections.

What is the difference between holding shares as a stockholder of record and in street name as a beneficial owner?

Our stockholders may hold their shares of our Common Stock through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. Summarized below are some of the differences between shares held of record and those owned beneficially in street name.

●	Stockholder of Record. If your shares of our Common Stock are registered directly in your name with the Company’s transfer agent, Equiniti Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and the Notice of Internet Availability was sent directly to you by the Company. As the stockholder of record, you have the right to vote your shares of our Common Stock by virtually attending the Annual Meeting or to grant your proxy directly to certain officers of the Company to vote your shares at the Annual Meeting.

●	Beneficial Owner. If your shares of our Common Stock are held through a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the Annual Meeting, or you may contact your broker, bank or other nominee to obtain a

“legal proxy” giving you the right to vote by virtually attending the Annual Meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on May 25, 2021, the day before the Annual Meeting.

What must I do if I want to attend the Annual Meeting?

We will be hosting the Annual Meeting on the Internet via live audiocast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee, may register to listen to and participate in the Annual Meeting via live audiocast on the Internet at register.proxypush.com/spwh. You must pre-register by no later than 3:00 p.m. Mountain Time on May 24, 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the Annual Meeting.

You will need the control number included on your Notice of Internet Availability, proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to pre-register. Please note that if you hold your shares in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting. Please note that if you hold your shares in street name you will also need to submit a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

The Annual Meeting audiocast will begin at 8:00 a.m. Mountain Time. Stockholders may submit questions during the Annual Meeting or while pre-registering for the Annual Meeting at register.proxypush.com/spwh.

Why is the Company holding the Annual Meeting virtually?

We are holding a virtual meeting in light of the COVID-19 pandemic and in order to maximize the number of our stockholders who can participate. Sportsman’s Warehouse stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person Annual Meeting.

What happens if I experience technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum, permitting Sportsman’s Warehouse to conduct its business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of Directors

Each director nominee will be elected at the Annual Meeting if the nominee receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” the nominee).

Proposal 2: Ratification of the Appointment of our Independent Registered Public Accounting Firm	Majority of the shares present in person or represented by proxy and entitled to vote on the matter.
Proposal 3: Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation	Majority of the shares present in person or represented by proxy and entitled to vote on the matter.

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What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1: Election of Directors	“For,” “Against,” or “Abstain” with respect to each of the three director nominees	None. Not counted as a “vote cast”	No	None. Not counted as a “vote cast”
Proposal 2: Ratification of the Appointment of our Independent Registered Public Accounting Firm	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not Applicable
Proposal 3: Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this proxy statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting.  Proposal 1 (election of directors), and Proposal 3 (approval, on an advisory basis, of the Company’s named executive officer compensation) are considered non-routine matters, and Proposal 2 (ratification of Grant Thornton as our independent registered public accounting firm) is considered a routine matter.

Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 2, but will not be permitted to vote your shares on Proposal 1 and 3 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 2, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 2 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposal 1 and 3 at the Annual Meeting.

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How do I vote my shares?

Voting at the Annual Meeting

All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend the Annual Meeting and vote their shares by pre-registering at the following website by no later than 3:00 p.m. Mountain Time on May 24, 2021: register.proxypush.com/spwh. You will need the control number included on your Notice of Internet Availability, proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to pre-register. Approximately one hour prior to the start time of the Annual Meeting, all stockholders who have pre-registered by no later than 3:00 p.m. Mountain Time on May 24, 2021 will receive an email containing a unique URL link providing access to the Annual Meeting, as well as a URL link providing ability to vote during the Annual Meeting. Please note that if you hold your shares in street name, you may not vote your shares by virtually attending the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on May 25, 2021, the day before the Annual Meeting.

Voting by Proxy

●	Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder, you may cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope (if you received a printed copy of the proxy materials by mail). You may also submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card (if you received a printed copy of the proxy materials by mail) or in the Notice of Internet Availability previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.
●	Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this Proxy Statement (if you received a printed copy of the proxy materials by mail) and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

If you are a stockholder of record and properly submit a proxy, we will vote your shares according to your instructions, or if you provide no instructions, according to the recommendation of the Board on the proposals named in this Proxy Statement.

What is the deadline for voting my shares?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Central Time on May 25, 2021 in order for your shares to be voted at the Annual Meeting.  If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares

How can I change or revoke my proxy?

If you are a stockholder of record, you may change or revoke  a previously submitted proxy at any time before it is exercised by one of the following methods:

●	delivering a later dated proxy card or by submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
●	delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or
●	by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088

Any change to your proxy that is provided by telephone or the Internet must be submitted before the commencement of the Annual Meeting at 8:00 a.m. Mountain Time on May 26, 2021.

If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Notice of Internet Availability, Proxy Statement, and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Form 8-K to be filed with the SEC and which we will make available on our website at investors.sportsmans.com under “Financials and Filings”.

What do I do if I receive more than one proxy or set of voting instructions?

If you received more than one Notice of Internet Availability or more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each Notice of Internet Availability, proxy card or voting instruction form that you received in order for all of your shares to be voted at the Annual Meeting.

If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Is the proposed merger with Great Outdoors Group conditioned on the results of the Annual Meeting?

On December 21, 2020, Sportsman’s Warehouse entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Great Outdoors Group, a Delaware limited liability company, and Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Great Outdoors Group (“Merger Subsidiary”).  Pursuant to the terms and conditions set forth in the Merger Agreement, Merger Subsidiary will be merged with and into

Sportsman’s Warehouse (the “Merger”), with Sportsman’s Warehouse continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Great Outdoors Group. The Merger Agreement has been unanimously adopted by the Board and the stockholders of Sportsman’s Warehouse approved the Merger at the special stockholders meeting held on March 23, 2021.

Completion of the Merger is subject to the satisfaction of several conditions, including receipt of required clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the Merger may be terminated by either Sportsman’s Warehouse or Great Outdoors Group under certain circumstances, as described further in our 2020 Annual Report available on the Internet at proxypush.com/spwh.

The proposed Merger is not conditioned on the results of the Annual Meeting. Assuming receipt of required clearance pursuant to the HSR Act and timely satisfaction of the other then-remaining conditions to closing, we currently expect the closing of the Merger to occur in the second half of calendar year 2021.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors is currently set at seven directors. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (“Bylaws”) provide for a staggered, or classified, Board consisting of three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:

●	the Class I directors are Mr. Schneider, Mr. Eastland and Mr. Williamson, and their terms will expire at the Annual Meeting.
●	the Class II directors are Ms. Bejar and Mr. McBee, and their terms will expire at the annual meeting of stockholders to be held in 2022.
●	the Class III directors are Mr. Barker and Mr. Hickey, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors for that class will be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.

The Nominating and Governance Committee of the Board is responsible for reviewing and recommending to the Board from time to time the experience, qualifications, attributes, skills or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board considers such factors such as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. Although we do not have a formal diversity policy, we believe it is important to have an appropriate mix of diversity for the optimal functionality of the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their re-nominations are included in their individual biographies.

Nominees for Election as Class I Directors at the Annual Meeting

Joseph P. Schneider, 61, has served as a member of our Board since April 2014 and as the Chairman of the Board since April 5, 2019. From 2000 until 2012, Mr. Schneider served as President and Chief Executive Officer of LaCrosse Footwear Inc., a publicly traded footwear company until its acquisition by ABC-Mart in August 2012. Additionally, he served on the board of directors of LaCrosse Footwear Inc. from 1999 through 2012. Between 1985 and 2000, Mr. Schneider held various other positions with LaCrosse Footwear Inc. and its subsidiary, Danner, Inc., including serving as President and Chief Executive Officer of Danner, Inc. from 1998 to 2000. Mr. Schneider received a bachelor’s degree in business administration from Northern Arizona University. We believe that Mr. Schneider’s tenure as a chief executive officer of a publicly traded company makes him a valuable advisor to our Board.

Christopher Eastland, 48, has served as a member of our Board since August 2009 and previously served as the Chairman of the Board from September 2010 to April 5, 2019. In addition to Mr. Eastland’s service on our Board, he is a partner at Seidler Equity Partners III, L.P. (“Seidler”), having joined in 2004, where he is involved in all investment activities, including the structuring, negotiating and closing of portfolio investments, and has served on the boards of numerous private companies. Prior to joining Seidler, Mr. Eastland was an attorney at O’Melveny & Myers LLP from 1999 to 2004. His practice focused principally on mergers and acquisitions and private equity investments, as well as representation of public and private companies in commercial transactions. Mr. Eastland received a bachelor’s degree in business administration and entrepreneurial studies from the University of Southern California and a Juris Doctor degree from the University of Southern California and is a member of the State Bar of California. We believe that Mr. Eastland’s experience of more than 15 years at Seidler overseeing investments in its portfolio companies, his experience of serving on the board of directors of Parks! America Inc. and his prior experience as an attorney representing public and private corporations will enable him to provide useful insight to our Board.

Philip Williamson, 59, has served as a member of our Board since September 2019. Mr. Williamson has spent over 35 years at Williamson-Dickie Manufacturing Company, better known by its brand Dickies. He currently serves in an advisory role to Dickies, after serving as President from October 2017 to July 2019.  Prior to that, Mr. Williamson served as Chairman, President and CEO of Dickies from January 1997 until October 2017, at which time Williamson-Dickie Manufacturing Company was acquired by VF Corporation (NYSE: VFC). From January 1994 to January 1997, he served as Chief Executive Officer and Vice Chairman. Mr. Williamson began his career at Williamson-Dickie Manufacturing Company in 1983 and held various roles of increasing responsibility. He is the fourth generation of Williamsons to have served at Williamson-Dickie Manufacturing Company. Mr. Williamson received a Bachelor of Science degree in Business from the University of Denver and a Masters of Business Administration from the University of Texas-Austin.  He currently serves on the Board and Executive Committee of the Fort Worth Stock Show and Rodeo. Mr. Williamson previously served as Chairman of the Board of Directors of the American Apparel and Footwear Association (“AAFA”) from 2013 to 2014. Prior to serving as Chairman, he was Secretary of the AAFA’s Board of Directors. He also was previously a Board member at Blessings Corporation. We believe Mr. Williamson’s decades of experience leading a global, multi-brand workwear clothing and accessories business make him valuable to our Board.

Continuing Directors

Jon Barker, 53, has served as our Chief Executive Officer and member of our Board since March 2018 and as our President since March 2017. Mr. Barker previously served as our Chief Operating Officer from March 17, 2017 to March 13, 2018. Prior to joining us, Mr. Barker served as VP Global Officer for Wal-Mart Stores, Inc. where he served in the dual roles of President and CEO of Hayneedle.com, a leading online home furnishings retailer, since 2013, and effective January 2017 as group leader for the Home and Outdoor furnishings categories for U.S. ecommerce across Walmart.com, Jet.com and Hayneedle.com. From 2008 to 2013, Mr. Barker was Chief Operating Officer of Hayneedle.com. Prior to Walmart, Mr. Barker served as Senior Vice President of Distribution-Logistics at Cornerstone Brands from 1999 to 2008, which is comprised of home and lifestyle brands including Frontgate, Ballard Designs, Garnet Hill, Grandin Road, and Improvements. Mr. Barker brings his knowledge of the day-to-day operations of our Company to the Board of Directors, providing valuable insight to the Board of Directors as it oversees our operations, growth and finances.  We also believe his prior experience in retail and online marketing will provide useful knowledge to our Board. Mr. Barker received a bachelors degree in Business Management from Northern Kentucky University.

Gregory P. Hickey, 70, has served as a member of our Board since April 2014. From 1973 until his retirement in 2010, Mr. Hickey was an accountant at PricewaterhouseCoopers LLP, serving as a partner since 1983. Mr. Hickey held various positions during his time at PricewaterhouseCoopers LLP, including serving as partner-in-charge of the Los Angeles tax practice, as the tax leader of the West Region and as the tax engagement partner for numerous publicly traded consumer products companies. Additionally, between 1985 and 2006, Mr. Hickey was a professor in the Masters of Taxation program at the University of Southern California. Mr. Hickey also served as President and a member of the board of directors of the Southern California Tennis Association. Mr. Hickey received a bachelor’s degree in accounting from the University of Southern California. We believe that Mr. Hickey’s extensive accounting expertise and his experience advising public companies on tax and accounting matters adds valuable experience to our Board of Directors.

Martha Bejar, 59, has served has a member of our Board since February 2019. Ms. Bejar currently serves as the co-Founder of Red Bison Advisory Group, LLC, a technology advisory firm founded in early 2014. Most recently, Ms. Bejar served as CEO and Director of Unium Inc., a WiFi software solution provider, from March 2017 until its sale to Nokia Corp. in March 2018. Prior to her time at Unium, Ms. Bejar was CEO/Director at Flow Mobile Inc., a broadband wireless access solution provider, from January 2012 to December 2015. Prior to joining Flow Mobile, Ms. Bejar was Chairperson/CEO of Wipro Infocrossing Cloud Computing Services (A Wipro Company). Prior to Wipro, Ms. Bejar was with Microsoft Corp., where she was the Corporate Vice President for the Communications Sector. In addition to serving on the Board of Directors of Red Bison Advisory Group, LLC, she also serves on the Board of Lumen Technologies, Inc.  (NYSE: LUMN), CommVault Systems, Inc. (Nasdaq: CVLT), Quadient  S.A (Euronex: QDT.PA) and Rainer Scholars (not-for-profit), and is a Life Member of Council on Foreign Relations.  Ms. Bejar received an Advanced Management Program degree from Harvard University Business School. She graduated with a Bachelor of Science degree in Industrial Engineering from the University of Miami and also holds an MBA from Nova Southeastern University. We believe that Ms. Bejar’s executive leadership experience, as well as her technical expertise and extensive experience in the communications and technology industries, make her a valuable member of our Board of Directors

Richard McBee, 57, has served as a member of our Board since November 2018. He currently serves as President and Chief Executive Officer of Riverbed Technology, a position he has held since October 2019. He previously served as President and Chief Executive Officer of Mitel Networks Corporation (Nasdaq: MITL) from January 2011 to October 2019 where he led Mitel’s global strategy, business performance and global execution. Prior to joining Mitel, from 2007 to 2011, Mr. McBee served as President of the Communications and Enterprise Group of Danaher Corporation (NYSE: DHR). He joined Danaher in 2007 as President, Tektronix Communications, following the acquisition by Danaher of Tektronix. Prior to the acquisition, Mr. McBee spent 15 years with Tektronix and held a variety of positions of increasing responsibility, including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives. Mr. McBee holds a Master’s Degree in Business Administration from the Chapman School of Business and Economics and graduated from the United States Air Force Academy with a Bachelor of Science degree. In addition to the Mitel board, Mr. McBee serves on the board of Tech Titans, the largest technology trade association in Texas, and is a member of the National Association of Corporate Directors (NACD). We believe that Mr. McBee’s strong leadership skills and his past experience as a public company CEO make him an asset to our Company and Board.

Nominees for Election

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Messrs. Schneider, Eastland and Williamson for election to the Board to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. These individuals are currently Class I directors of the Company.

The nominees for election have consented to be named in this Proxy Statement and to serve as directors if elected. If any of the nominees are unable or unwilling for good cause to serve as directors if elected (which is not anticipated), the persons who are designated as proxy holders may exercise discretionary authority to vote for a substitute nominee selected by our Board or our Board may reduce the number of directors serving on the Board.

Vote Required for Election of Directors

In April 2020, we amended our Bylaws to adopt a majority voting standard for the election of directors in uncontested elections. Accordingly, each director nominee will be elected at the Annual Meeting if he receives a majority of the votes cast with respect to his election (that is, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” the nominee). Broker non-votes and abstentions are not treated as votes cast and therefore will not be considered in determining the outcome of the election of directors.

The majority voting standard adopted by the Board includes a director resignation policy that requires an incumbent director who stands for election to the Board but who fails to receive a majority of the votes cast in an uncontested election of directors to tender his or her resignation to the Secretary of the Company promptly following certification of the election results. In such event, the Board, taking into account the recommendation of the Nominating and Governance Committee of the Board, must decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind any decision to reject the tendered resignation, within

90 days following certification of the election results. The Nominating and Governance Committee and the Board may, in making their recommendation or decision, as applicable, consider any factors and other information that they consider appropriate and relevant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE THREE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available on our website at investors.sportsmans.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board and each of its committees in order to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination

Director Independence

Our Board has determined that each of Ms. Bejar and Messrs. Eastland, Hickey, McBee, Schneider and Williamson qualify as an “independent director” under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). Mr. Barker does not qualify as an independent director because he is employed as our President and Chief Executive Officer. In addition, the Board previously determined that Mr. Kent Graham qualified as an independent director under the applicable rules of Nasdaq during his service on the Board through his resignation at our 2020 annual meeting of stockholders. In making its independence determinations, our Board considered the relationships that each of these non-employee directors has with the Company, including the transactions listed below, and all other facts and circumstances our Board deemed relevant in determining their independence. Mr. Williamson is currently a Brand Ambassador for Williamson-Dickie Mfg. Co., and was previously its President and Chief Executive Officer from 1997 to 2017.  Williamson-Dickie Mfg. Co. is owned by V. F. Corporation. V. F. Corporation sells certain products to us in the ordinary course of business. The amount involved in these transactions represent less than 1% of V. F. Corporation’s annual gross revenue. Our Board affirmatively determined that our transactions with V. F. Corporation did not, and would not, interfere with Mr. Williamson’s exercise of independent judgment in carrying out his responsibilities as a director. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings and Attendance

During fiscal year 2020, our Board held twenty-three meetings, the Audit Committee held ten meetings, the Compensation Committee held six meetings and the Nominating and Governance Committee held six meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served during fiscal year 2020. In addition, the independent directors meet regularly in executive session without the presence of management.

It is the Board’s policy to encourage directors to attend the annual meeting of stockholders, either in person or telephonically. Our Board expects each director to attend the Annual Meeting. All of our then-current directors attended last year’s annual meeting of stockholders.

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chairman of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. The Board recognizes that the roles of Chief Executive Officer and Chairman of the Board are distinct. While the Chief Executive Officer is responsible for setting our strategic direction and for our day-to-day leadership and performance, the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chairman of the Board separate, provides the proper balance between independence and management participation at this time.

Board’s Role in Risk Oversight

One of the principal functions of our Board is to provide oversight concerning the assessment and management of risk related to our business. The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, including material acquisitions and financings, as well as through its oversight of management and the committees of the Board. Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board as follows:

1.	The Audit Committee is responsible for discussing the Company’s overall risk assessment and risk management policies with management, our internal auditors and our independent registered public accounting firm as well as the Company’s plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls. In addition, the Audit Committee reviews all related party transactions, including the risks relating to those transactions impacting the Company.
2.	The Compensation Committee reviews the Company’s incentive compensation arrangements to help ensure that they do not encourage unnecessary risk-taking.
3.	The Nominating and Governance Committee reviews corporate governance-related risks impacting the Company, including those related to environmental and social matters.

At each regular meeting of our Board, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any matters relating to risk assessment or risk management. Upon the request of the committees, our Chief Executive Officer and Chief Financial Officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. Also, at least annually the Board receives an update relating to cyber security risks the Company faces and the steps that the Company has taken in order to address these risks. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership Structure” above.

Compensation Risk Assessment

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of our executive compensation program do not encourage management to assume unnecessary or excessive risks that could have a material adverse effect on the Company.

Policy on Hedging and Pledging

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company. The Company has incorporated prohibitions on various hedging activities within its insider trading policy, which policy applies to directors, officers and employees. The policy prohibits all directors, officers and employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. The policy also prohibits pledging any Company stock or equity awards as collateral for any margin account, or other form of credit arrangement.

Human Capital

We appreciate the importance of retention, growth and development of our employees. We strive to provide competitive compensation and benefits packages, opportunities for advancement, and extensive training programs and learning opportunities for our employees. We strive to ensure pay equity between our female employees and male employees performing equal or substantially similar work. We are also focused on understanding our diversity and inclusion strengths and opportunities and executing on a strategy to support further progress.

We believe that the recruitment, training and knowledge of our employees and the consistency and quality of the service they deliver are central to our success. We emphasize deep product knowledge for store managers and sales associates during both the hiring and training stages. We hire most of our sales associates for a specific department or product category. One of our unique assets is a designated training room located at our headquarters. Our training room is used frequently for firm-wide training programs and by vendors to stage training demonstrations for new products.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All committee members are independent directors and meet the independence requirements under Nasdaq for the applicable committee on which they serve. In addition, each member of the Audit Committee also meets the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and satisfies the additional financial literacy requirements of the Nasdaq rules. Our Board has also determined that each member of the Compensation Committee satisfies the additional independence requirements specific to compensation committee membership under applicable rules of Nasdaq. In making this determination, the Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.

The charters of these committees are available on our website at investors.sportsmans.com

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Christopher Eastland		X
Gregory P. Hickey	Chairperson		X
Jon Barker
Joseph P. Schneider			X
Martha Bejar	X		Chairperson
Richard McBee		Chairperson
Philip Williamson	X	X

Audit Committee

Our Audit Committee is responsible for, among other things:

●	selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

●	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing the adequacy and effectiveness of our internal control policies and procedures;

●	preparing the audit committee report required by the SEC to be included in our annual proxy statement;

●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and

●	approving related party transactions.

Our Board has determined that Mr. Hickey qualifies as an “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation of our executive officers, including annual base salary, annual incentive bonuses, specific performance goals relevant to their compensation, equity compensation, employment

●	reviewing succession planning for our Chief Executive Officer and management;

●	administering and determining any award grants under our equity incentive plan;

●	recommending to the Board the compensation of our directors;

●	preparing any compensation committee report required by the SEC to be included in our annual proxy statement; and

●	periodically reviewing risks related to our compensation policies and practices.

The Compensation Committee has the power to appoint, from among its members, subcommittees, each of which may have (as determined by the Compensation Committee) the full power of the Compensation Committee; provided, however, that the Compensation Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee may consider, among other things, the recommendations of the Chief Executive Officer and other officers.

In 2020, our Compensation Committee engaged the services of Frederic W. Cook & Co. ("FW Cook"), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that FW Cook does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or Nasdaq listing standards. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and

Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.

Nominating and Governance Committee

Our Nominating and Governance committee is responsible for, among other things:

●	assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board;

●	reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines to our Board;

●	overseeing the evaluation of our Board and management;

●	reviewing the Company’s environmental and social responsibility policies and practices; and

recommending members for each Board committee of our Board

Report of the Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for fiscal year 2020, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 30, 2021 for filing with the SEC, and (ii) appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2021. This report is provided by the following directors, who constitute the Audit Committee:

Gregory P. Hickey (Chairman)

Martha Bejar

Phillip Williamson

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Properly communicated stockholder-recommended director candidates will be considered in the same manner and using the same criteria as used for any other director candidate. To be properly communicated, stockholders desiring to recommend candidates for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, West Jordan, Utah, 84088, no later than the January 1st prior to the next annual meeting of stockholders, together with all information about the stockholder and the candidate that would be required pursuant to Section 2.15 of our Bylaws if the stockholder was nominating the candidate for election to the Board. The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board. For a discussion of the factors and other criteria the Nominating and Governance Committee and Board will consider when evaluating a director candidate, see “Proposal 1 - Election of Directors”.

Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 2.15 of our Bylaws, and as described further under “Proposals of Stockholders and Director Nominations for 2022 Annual Meeting.”

Communications with the Board of Directors

Individuals may contact our entire Board, an individual director, the independent directors as group, any Board committee or any Chairperson of any Board committee by sending a written communication to the Board, the individual director, the independent directors as a group, any Board Committee or any Chairperson of any Board Committee in care of:

Sportsman’s Warehouse Holdings, Inc.

Attn: Secretary

1475 West 9000 South

West Jordan, Utah 84088

Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Chairman of the Board will also be available for consultation and direct communication with stockholders.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our employees, directors, and officers. This Code of Conduct and Ethics is applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code is available on the Company’s website at investors.sportsmans.com. To the extent required by rules adopted by the SEC and Nasdaq, we intend to promptly disclose future amendments to certain provisions of the code, or waivers of such provisions granted to executive officers and directors on our website at investors.sportsmans.com.

EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Jon Barker	53	Chief Executive Officer, President and Director
Robert K. Julian	58	Chief Financial Officer and Secretary

See “Proposal 1 – Election of Directors - Continuing Directors” for information concerning the business experience of Mr. Barker. Information concerning the business experience of our other executive officer is set forth below.

Robert K. Julian, 58, has served as our Chief Financial Officer and Secretary since April 2019. Mr. Julian has over 30 years of financial management experience, in both public and private companies, ranging in size from small-cap enterprises to Fortune 100 companies. Most recently, he served as Executive Vice President, Chief Financial Officer and Treasurer for Deluxe Entertainment Services Group from July 2017 to June 2018. Prior to that, Mr. Julian served as Senior Vice President and Chief Financial Officer for Callaway Golf Company (NYSE: ELY) from May 2015 to April 2017, and as Executive Vice President and Chief Financial Officer for Lydall (NYSE: LDL) Inc. from October 2012 to May 2015. Previously in his career, Mr. Julian held senior financial roles at Rockwell International, Honeywell, Cisco Systems, Fisher Scientific and Legrand S.A.

Mr. Julian earned a B.A. Finance, with Honor, from Michigan State University, and an MBA Finance from The University of Michigan.

There are no family relationships between or among any of our executive officers or directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of reports filed electronically with the SEC during the fiscal year ended January 30, 2021, including any amendments thereto, the following officers, directors and greater than 10% stockholders failed to file certain reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended January 30, 2021.

Mr. Barker did not timely report two transactions on a Form 4 report due in April 2020 that was filed in December 2020 and one transaction on a Form 4 report due in March 2020 that was filed in April 2020. Mr. Julian did not timely report two transactions on a Form 4 report due in April 2020 that was filed in December 2020 and one transaction on a Form 4 report due in March 2020 that was filed in April 2020.

To our knowledge, based solely on our review of the copies of such reports electronically filed with the SEC, all other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied for the fiscal year ended January 30, 2021.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Years 2020 and 2019

The following table presents information regarding compensation of Messrs. Barker and Julian, our only executive officers during fiscal year 2020, for services rendered during fiscal years 2020 and 2019. These individuals are referred to in this Proxy Statement as our “named executive officers.”

Name and Principal Positions(s)	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation(3)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jon Barker	2020	780,000	—	974,992(2)	—	1,947,692	—	8,550(3)	3,711,234
President and Chief Executive Officer	2019	748,014	376,062	949,999(2)	—	—	—	5,083(3)	2,079,158
Robert K. Julian	2020	444,975	—	424,997(2)	—	664,697	—	8,550(3)	1,543,219
Chief Financial Officer and Secretary	2019	326,923	132,385	499,994(2)	—	—	—	32,385(3)	991,687

(1)

For Messrs. Barker and Julian for fiscal year 2020, this amount consists of restricted stock units subject to time-based vesting requirements (“time-based restricted stock units”) awarded in fiscal year 2020 with a grant date fair value of $487,496 and $212,499, respectively, and performance stock units subject to both time- and performance-based vesting requirements (“performance-based restricted stock units”) awarded in fiscal year 2020 with a grant date fair value of $487,496 and $212,499, respectively (based on the “target” level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). If the highest level of performance was achieved, the grant date fair value of the performance-based restricted stock units awarded in fiscal year 2020 to Messrs. Barker and Julian would be $974,992 and $424,998, respectively. For Messrs. Barker and Julian for fiscal year 2019, this amount consists of time-based restricted stock units awarded in fiscal year 2019 with a grant date fair value of $474,999 and $399,995, respectively, and performance-based stock units awarded in fiscal year 2019 with a grant date fair value of $474,999 and $99,999, respectively (based on the “target” level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). If the highest level of performance was achieved, the grant date fair value of the performance-based restricted stock units awarded in fiscal year 2019 to Messrs. Barker and Julian would be $949,998 and $199,998, respectively. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with FASB ASC Topic 718 and reflects the number of shares of our Common Stock (the “target” number of shares in the case of restricted stock units with performance-based vesting conditions) subject to the restricted stock units awarded to the named executive officer multiplied by the closing price of a share of our Common Stock on the grant date of the award

(2)

The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2020 consist of two parts: (i) annual cash incentives (bonuses) that were paid to Messrs. Barker and Julian, respectively, based on the Compensation Committee’s assessment of the Company’s adjusted earnings before interest, tax, depreciation, and amortization and same store sales for fiscal year 2020 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2020, and (ii) the Company’s revenue in the fourth quarter of fiscal year 2020 relative to pre-established goals..

(3)

The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2020 include the following: for Mr. Barker $8,550 of aggregate matching contributions under our 401(k) plan; for Mr. Julian $8,550 of aggregate matching contributions under our 401(k) plan.The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2019 include the following: for Mr. Barker $5,083 of aggregate matching contributions under our 401(k) plan; for Mr. Julian $82,385 of reimbursed relocation expenses.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of January 30, 2021, including the vesting dates for the portions of these awards that had not vested as of that date.

		Stock Awards

Name	Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
		(#)	($) (1)
(a)	(b)	(g)	(h)

Jon Barker	4/9/2018	18,839(2)	330,059
	4/9/2018	31,398(3)	550,093
	6/7/2019	106,297(4)	1,862,323
	6/7/2019	90,735(5)	1,589,677
	3/24/20	86,589(6)	1,517,039
Robert K. Julian	4/24/2019	86,617(7)	1,517,530
	6/7/2019	19,102(5)	334,667
	3/24/2020	37,744(6)	661,275

____________________

(1)

The dollar amounts shown in column (i) of the table above are determined by multiplying the number of shares or units reported in column (h) of the table above by $17.52, the closing price of our Common Stock on January 31, 2020, the last trading day of fiscal year 2020.

(2)	The unvested portion of this restricted stock unit award is scheduled to vest in one annual installment on April 16, 2021, subject to continued employment or service.
(3)	The unvested portion of this restricted stock unit award is scheduled to vest in one annual installment on April 16, 2021, subject to continued employment or service.
(4)	The unvested portion of this restricted stock unit award is scheduled to vest in one installment on April 16, 2022, subject to continued employment or service.
(5)	The unvested portion of this restricted stock unit award is scheduled to vest in two annual installments on April 16, 2021 and April 16, 2022 subject to continued employment or service.
(6)

The unvested portion of this restricted stock unit award is scheduled to vest in three annual installments on March 24, 2021, March 24, 2022 and March 24, 2023, subject to continued employment or service.

(7)	The unvested portion of this restricted stock unit award is scheduled to vest in one installment on April 24, 2022, subject to continued employment or service

The awards set forth in the “Outstanding Equity Awards at 2020 Fiscal Year-End” table above are restricted stock unit awards granted to Messrs. Barker and Julian under the terms of our 2019 Performance Incentive Plan and our 2013 Performance Incentive Plan, which are described below under “—Equity Incentive Plans.” Each restricted stock unit represents a contractual right to receive one share of our Common Stock if the applicable time-based vesting requirements, outlined in the footnotes to the table above, are satisfied. Messrs. Barker and Julian do not have the right to vote or dispose of the restricted stock units, but, in the event we pay dividends with respect to our Common Stock, Messrs. Barker and Julian would be credited with additional restricted stock units as dividend equivalents that are subject to the same vesting and payment terms as the underlying stock units. The unvested portions of the restricted stock unit awards are subject to accelerated vesting in certain circumstances as discussed below.

Pay for Performance

Our executive compensation program is designed to pay for performance. Our Compensation Committee believes it is important to structure a significant portion of our named executive officers’ compensation so that it is aligned with the Company’s corporate strategies and business objectives and it incentivizes our named executive officers to create long-term value for our stockholders without encouraging unnecessary or excessive risk taking. In line with this compensation philosophy, generally, a substantial majority of each named executive officer’s annual compensation opportunity is not fixed, but consists of performance-based compensation (annual bonus opportunity and equity awards with performance-based vesting requirements) and/or compensation tied to long-term vesting requirements with a value dependent on our stock price (all equity awards).

Annual Performance Bonuses

The short-term annual incentives (bonuses) for our named executive officers for fiscal year 2020 consist of two parts: (i) annual cash incentives that were paid to Messrs. Barker and Julian, respectively, based on the Compensation Committee’s assessment of the Company’s adjusted earnings before interest, tax, depreciation, and amortization and same store sales for fiscal year 2020 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2020, and (ii) the Company’s revenue in the fourth quarter of fiscal year 2020 relative to pre-established goals.. In each case, the actual short-term incentives paid to our named executive officers for fiscal year 2020 were 200% of the applicable targeted levels.

Performance Restricted Stock Units

We grant a significant portion of our named executive officers’ total compensation opportunity in the form of equity awards with long-term vesting requirements because equity awards, which have a value based on our stock price, help further align the interests of our named executive officers with stockholder interests, encourage growth in stockholder value, and help to retain key executives through the applicable vesting periods. Furthermore, 50% of the named executive officers’ long-term equity awards in fiscal year 2020 were subject to both performance- and time-based vesting requirements, with rigorous performance-based goals. The performance-based restricted stock units were eligible to vest between 0% and 200% of the target number of restricted stock units based on the Company’s total revenue and adjusted earnings per share (“EPS”) (as such terms are defined in the award agreements), for fiscal years 2020, 2021, and 2022, with one-third of the total target number of stock units subject to each award corresponding to each of those three performance periods. Performance-based vesting of the one-third of the total target number of stock units subject to each such award that corresponded to the fiscal year 2020 performance period was determined based on the following:

(1) 50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total revenue for fiscal year 2020, as follows:

FY 2020 Total Revenue
Actual Level of Total Revenue for the Performance Year	Vesting Eligibility Percentage
$940,016,000 or Less	0%
$980,000,000	100%
$1,000,016,500	150%
$1,020,033,000 or Greater	200%

(2)50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s adjusted EPS for fiscal year 2020, as follows:

FY 2020 Adjusted EPS
Actual Adjusted EPS for the Performance Year	Vesting Eligibility Percentage
$0.50 or Less	0%
$0.60	100%
$0.65	150%
$0.70 or Greater	200%

For actual total revenue and adjusted EPS achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro-rata basis between points. For purposes of the awards, “total revenue” generally meant the Company’s net sales for the first 52 weeks of the 2020 fiscal year, adjusted as described below. For purposes of these awards, “adjusted EPS” generally meant the Company’s earnings per share of Common Stock for the 2020 fiscal year as determined in accordance with GAAP, but determined without taking into account cash bonuses paid with respect to the 2020 fiscal year.

In March 2021, the Compensation Committee determined that, for purposes of these awards, the Company achieved fiscal year 2020 total revenue of greater than $1,020,033 and fiscal year 2020 adjusted EPS of greater than $0.70, which resulted in 200% of the portion of the target number of restricted stock units corresponding to the fiscal year 2020 performance period becoming eligible to vest. These restricted stock units will cliff vest on March 24, 2023, generally subject to the executive’s continued service or employment through the vesting date.

The following table shows the number of time-based restricted stock units and the number of performance-based restricted stock units awarded to Messrs. Barker and Julian on March 24, 2020 (with the performance-based restricted stock units reported at the target number of shares subject to the awards), as well as the grant date fair value of each award calculated as described in footnote (2) to the Summary Compensation Table above.

FY 20 CEO and CFO Equity Awards
Executive	Time-Based Restricted Stock Units (#)	Grant Date Fair Value of Time-Based Restricted Stock Units	Performance-Based Restricted Stock Units (# at target)	Grant Date Fair Value of Performance-Based Restricted Stock Units
Jon Barker	86,589	$487,496	86,589	$487,496
Robert K. Julian	37,744	$212,499	37,744	$212,499

Employment Agreements with Our Named Executive Officers

The following describes the material terms of the employment agreement that we have entered with Mr. Barker. We have also entered into a severance agreement with Mr. Julian which is described below under “Potential Payments Upon Termination or Change in Control”.

Employment Agreement with Jon Barker

Term. On May 11, 2018, we entered into an employment agreement with Mr. Barker, our President and Chief Executive Officer. This employment agreement amended and restated the previous employment agreement with Mr. Barker dated March 31, 2017. The employment agreement has an initial term that commenced on May 11, 2018 and continues until January 30, 2022, subject to automatic one-year extensions of the term unless either party provides notice that the agreement will not be extended. Mr. Barker’s employment with us is on an at-will basis, terminable by us or by Mr. Barker at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below under the heading “—Potential Payments Upon a Termination or Change of Control.”

Base salary. Mr. Barker’s employment agreement provides for an annual base salary of $650,000. The employment agreement provides that our Compensation Committee will review Mr. Barker’s base salary on an annual basis and has discretion to increase (but not decrease) his base salary level.

Annual bonus. During the term of the employment agreement, Mr. Barker is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Barker’s target bonus for a fiscal year is equal to 100% of his base salary for that year, with the actual amount of his bonus for the year determined by our Compensation Committee.

Equity awards. The employment agreement provides that Mr. Barker will be considered for an equity award under our 2013 Performance Incentive Plan, the terms and conditions of which will be established by our Board (or a committee thereof) in its sole discretion.

Other compensation. The employment agreement also provides for Mr. Barker to participate in our employee benefit plans for senior executives generally, reimbursement of business expenses, and reimbursement of an annual physical exam.

Provisions of Mr. Barker’s employment agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed under the applicable sections of this Proxy Statement.

.

Equity Incentive Plans

We maintain the 2019 Performance Incentive Plan, or the 2019 Plan, to provide an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. Our stockholders approved this plan in May 2019. Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the 2019 Plan. We previously maintained the 2013 Performance Incentive Plan, or the 2013 Plan, the terms of which were similar to the 2019 Plan, except no new awards may be granted under the 2013 Plan following stockholder approval of the 2019 Plan.

Our Compensation Committee (or, with respect to awards for our non-employee directors (as defined below), the Board), administers the 2019 Plan. The administrator of the plan has broad authority to:

●	select eligible participants and determine the types of awards that they are to receive;
●	grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;
●	determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);
●	cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;
●	subject to the other provisions of the 2019 Plan, make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;
●	determine the method of payment of any purchase price for an award or shares of our Common Stock delivered under the 2019 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;
●	modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;
●	approve the form of any award agreements used under the 2019 Plan; and
●	construe and interpret the 2019 Plan, make rules for the administration of the 2019 Plan, and make all other determinations for the administration of the 2019 Plan.

A total of 3,922,296 shares of our Common Stock are authorized for issuance with respect to awards granted under the 2019 Plan. Except as provided in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest or for any other reason are not paid or delivered under the 2019 Plan or 2013 Plan will again be available for subsequent awards under the 2019 Plan. Shares that are exchanged by a participant or withheld by us to pay the exercise price of an award granted under the 2019 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the 2019 Plan, will again be available for subsequent awards under the 2019 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2019 Plan. As of April 1, 2021, a total of 443,239 shares of our Common Stock were subject to restricted stock and restricted stock unit awards outstanding awards under the 2019 Plan, a total of 1,050,342 shares of our Common Stock were subject to restricted stock and restricted stock unit awards outstanding awards under the 2013 Plan and 2,173,073 shares of our Common Stock were then available for new award grants under the 2019 Plan.

The following other limits are also contained in the 2019 Plan:

●	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 3,500,000 shares.
●	The maximum grant date fair value for awards granted to a non-employee director during any one calendar year is $125,000, except that this limit will be $200,000 as to (1) a non-employee director who is serving as the independent Chair of the Board or as a lead independent director at the time the applicable grant is made or (2) any new non-employee director for the calendar year in which the non-employee director is first elected or appointed to the Board. For purposes of this limit, the “grant date fair value” of an award means the value of the award on the date of grant of the award determined using the equity award valuation principles applied in the Company’s financial reporting. This limit does not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its subsidiaries. This limit applies on an individual basis and not on an aggregate basis to all non-employee directors as a group.

Awards under the 2019 Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, restricted stock units and other forms of awards including cash awards. Awards under the 2019 Plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers.

Nonqualified and incentive stock options may not be granted at prices below the fair market value of the Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of our Common Stock, or 110% of fair market value of our Common Stock or incentive stock option grants to any 10% owner of our Common Stock, on the date of grant. These and other awards may also be issued solely or in part for services. Awards are generally paid in shares of our stock or may be paid in cash. The plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.

As is customary in incentive plans of this nature, the number and type of shares available under the 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, conversions, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders. In no case (except due to an adjustment referred to above or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2019 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Generally, and subject to limited exceptions set forth in the 2019 Plan, if we dissolve or undergo certain corporate transactions such as a merger, business combination or other reorganization, or a sale of all or substantially all of our assets, all awards then-outstanding under the 2019 Plan will generally be assumed or continued, or they will be terminated, in connection with the transaction. If the awards are to be terminated in the transaction (and not assumed or continued) they will generally become fully vested. The plan administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2019 Plan. For example, the administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Our Board may amend or terminate the 2019 Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency. Our Board and Compensation Committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

The 2019 Plan will terminate on April 5, 2029. However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated. The maximum term of options, stock appreciation rights and other rights to acquire stock under the plan is ten years after the initial date of the award.

Employee Stock Purchase Plan

In April 2015, our Board adopted the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, shares of our Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Our Board believes that the ESPP helps the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.

Our Board, or one or more committees appointed by the Board or another committee (within delegated authority), administers the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules or regulations for carrying out the ESPP and to construe and interpret the ESPP.

The ESPP generally operates in successive six-month periods referred to as “Offering Periods,” provided that the plan administrator may provide in advance that a particular Offering Period will be of a different duration and/or will consist of one or more “purchase periods.” However, an Offering Period may not be shorter than three months and may not be longer than 27 months. The first Offering Period under the ESPP commenced January 1, 2016.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely elected to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Offering Period. A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Offering Period that commences after the election is received. Amounts contributed to the ESPP are subject to certain limits set forth in the ESPP (including, without limitation, a $25,000 limit on the value of stock that can be purchased by any one employee under the ESPP in any one year, as this limit is applied under the Internal Revenue Code of 1986, as amended (the “Code”) and generally determined based on the value of the stock at the start of the Offering Period in which it is purchased) and constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Purchase Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the “Option Price” for that Offering Period. The determination of the Option Price for an Offering Period may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our Common Stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our Common Stock on the applicable Purchase Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant.

To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must, unless otherwise provided by the ESPP administrator, be customarily employed by us or one of our participating subsidiaries for more than 20 hours per week and for more than five months per calendar year.

A total of 800,000 shares of our Common Stock are authorized for issuance under the ESPP, of which, as of April 1, 2021, 425,931 shares have been issued.

As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Our Board generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules. Our Board and the Compensation Committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

No new Offering Periods will commence under the ESPP on or after March 31, 2025, unless our Board terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Defined Contribution Plan

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 50% of their eligible compensation

(not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We also provide matching contributions of up to 25% of the first 6% of eligible compensation deferred by each of our 401(k) plan participants, with a maximum matching contribution of 1.5% of eligible compensation per participant per plan year. Our employees are allowed to participate in the 401(k) on the first day of the month following 90 days of employment, and 401(k) plan participants are eligible to receive employer matching contributions after one year of continuous service. Participants are always vested in their personal contributions to the 401(k) plan, and company-matching contributions under the plan vest at a rate of 20% per year of service.

Except as described above in this Proxy Statement with respect to our 401(k) plan, we do not currently maintain any additional retirement plans, tax-qualified or nonqualified, for our executives or other employees.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that may become payable to our named executive officers in connection with a termination of their employment and/or a change of control of us under the circumstances described below. Each named executive officer has also entered into a letter agreement with us that provides that, in the event any payments and benefits provided to the named executive officer under any Company plan or agreement would cause the named executive officer to be subject to an excise tax for “excess parachute payments” under Sections 280G and 4999 of the Code, such payments and benefits will be reduced if and to the extent a reduction in payments or benefits would result in the named executive officer retaining a larger amount on an after-tax basis than if the named executive officer received all the payments and benefits.

Jon Barker

Mr. Barker’s employment agreement, which was entered into on May 11, 2018 and is described under the heading “—Employment Agreements with Our Named Executive Officers,” and the award agreements for his equity awards, provide for certain benefits to be paid to him in connection with a termination of his employment with us under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. Barker’s employment is terminated during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Barker without good reason (as such terms are defined in his employment agreement), Mr. Barker will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”). Pursuant to the terms of Mr. Barker’s performance-based restricted stock award agreement, if Mr. Barker’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) at or before the end of the performance year, the restricted stock units will remain eligible to vest and Mr. Barker will vest on the last day of the performance period in one-third of any restricted stock units deemed eligible to vest based on the Company’s performance for the performance period. If Mr. Barker’s employment terminates due to his death or permanent disability after the end of the performance period but before the second anniversary of the award date, Mr. Barker will become fully vested in two-thirds of the restricted stock units eligible to vest. If Mr. Barker’s employment terminates due to his death or permanent disability after the second anniversary of the award date but before the third anniversary of the award date, Mr. Barker will become fully vested in all the restricted stock units eligible to vest.

Non-renewal of employment agreement term. In the event that the Mr. Barker’s employment and the term of the employment agreement are terminated by a notice of non-renewal by the Company, Mr. Barker will receive the accrued obligations and a bonus for the fiscal year of his termination.

Termination of employment without gross misconduct or with good reason. In the event that Mr. Barker’s employment is terminated during his employment term without gross misconduct or by Mr. Barker with good reason, Mr. Barker will be entitled to the following benefits: (1) the accrued obligations; (2) continued payment of his base salary (at the rate in effect on the termination date) through the date that is 15 months (18 months if such termination occurs on or after a change in control of the Company) following the termination date; (3) a pro-rata portion of his target bonus for the year of termination; (4) continued company-paid COBRA benefits through the date that is 15 months (18 months if such termination occurs on or after a change in control of the Company) following the termination date (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Barker); and (5) continued participation in the employee merchandise discount program for 12 months. In addition, Mr. Barker’s time-based equity-based awards will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment on or after a change in control of the Company. Pursuant to the terms of Mr. Barker’s performance-based restricted stock unit award agreement, in the event Mr. Barker’s employment is terminated without cause or by Mr. Barker for good reason (as such terms are defined in the award agreement) upon or following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. Barker will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. In the event Mr. Barker’s employment is terminated without cause or by Mr. Barker for good reason upon or following a change in control of the Company that occurs following the end of the performance period, Mr. Barker will become fully vested in all the restricted stock units eligible to vest. The severance benefits described above are contingent upon Mr. Barker providing a general release of claims.

Change in Control. Pursuant to Mr. Barker’s performance-based restricted stock unit award agreement, if the award is not to be assumed or continued following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. Barker will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. If the award is not to be assumed or continued following a change in control of the Company that occurs following the end of the performance period, Mr. Barker will become fully vested in all the restricted stock units eligible to vest.

Restrictive covenants. Pursuant to Mr. Barker’s employment agreement, Mr. Barker has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. Barker has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.

Robert K. Julian

On April 2, 2019, the Company entered into a severance agreement with Mr. Julian. The severance agreement has an initial term that commenced on April 2, 2019 and continues until April 2, 2022, subject to automatic one-year extensions of the term unless either party provides notice that the agreement will not be extended. The agreement provides that Mr. Julian’s employment may be terminated by the Company or by Mr. Julian for any reason at any time, with or without notice.

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. Julian’s employment is terminated due to his death or incapacity or for gross misconduct, or by Mr. Julian without good reason (as such terms are defined in his severance agreement), Mr. Julian will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”). Pursuant to the terms of Mr. Julian’s performance-based restricted stock award agreement, if Mr. Julian’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) at or before the end of the performance year, the restricted stock units will remain eligible to vest and Mr. Julian will vest on the last day of the performance period in one-third of any restricted stock units deemed eligible to vest based on the Company’s performance for the performance period. If Mr. Julian’s employment terminates due to his death or permanent disability after the end of the performance period but before the second anniversary of the award date, Mr. Julian will become fully vested in two-thirds of the restricted stock units eligible to vest. If Mr. Julian’s employment terminates due to his death or permanent disability after the second anniversary of the award date but before the third anniversary of the award date, Mr. Julian will become fully vested in all the restricted stock units eligible to vest.

Termination of employment without gross misconduct or with good reason. In the event Mr. Julian’s employment is terminated by the Company without “Gross Misconduct,” or by Mr. Julian for “Good Reason” (as these terms are defined in the severance agreement), Mr. Julian will be entitled to receive (in addition to the accrued obligations), subject to providing a release of claims to the Company, (i) continued payment of his base salary (as severance pay) for twelve months following such termination of employment, (ii) a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs, and (iii) reimbursement for COBRA premiums for up to twelve months. In addition, Mr. Julian’s time-based equity-based awards will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment on or after a change in control of the Company. Pursuant to the terms of Mr. Julian’s performance-based restricted stock unit award agreement, in the event Mr. Julian’s employment is terminated without cause or by Mr. Julian for good reason (as such terms are defined in the award agreement) upon or following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. Julian will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. In the event Mr. Julian’s employment is terminated without cause or by Mr. Julian for good reason upon or following a change in control of the Company that occurs following the end of the performance period, Mr. Julian will become fully vested in all the restricted stock units eligible to vest.

Change in Control. Pursuant to Mr. Julian’s performance-based restricted stock unit award agreement, if the award is not to be assumed or continued following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. Julian will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. If the award is not to be assumed or continued following a change in control of the Company that occurs following the end of the performance period, Mr. Julian will become fully vested in all the restricted stock units eligible to vest.

Restrictive Covenants. Pursuant to Mr. Julian’s severance agreement, Mr. Julian has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. Julian has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.

Other Policies

Executive Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least three times his then-current annualized base salary and (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the executive officer, by the officer’s spouse, or by the officer’s children who reside with the officer or the officer’s spouse, shares held in a trust established by the executive officer or the officer’s spouse for estate or tax planning purposes if the trust is revocable by the officer or the officer’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the executive officer (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our executive officers are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the executive officer first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If an executive officer does not satisfy the guideline level of ownership as of such a measurement date, the executive officer is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the executive officer by the Company until and to the extent required for the executive’s level of ownership to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. Currently, our executive officers are within the applicable period of time they have to obtain sufficient share ownership to comply with the guidelines.

Clawback Policy

We maintain a “clawback” policy that allows our Board of Directors or the Compensation Committee to require reimbursement or cancellation of awards or payments made under our cash and equity incentive plans to the Company’s current and former executive officers, and current and former vice presidents and more senior officers of the Company, in certain circumstances where: (1) the amount of the award or payment was determined based on the achievement of financial results that were subsequently the subject of an accounting restatement due to noncompliance with any financial reporting requirement under the securities laws, (2) a lesser (or no) payment or award of cash or shares would have been made to the individual based upon the restated financial results, and (3) the payment or award of cash or shares was received by the individual (or the applicable vesting date occurred) within 36 months prior to the date on which the Company is required to prepare such accounting restatement.

Merger with Great Outdoors Group, LLC

On December 21, 2020, we entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Great Outdoors Group, LLC, a Delaware limited liability company (“Great Outdoors”), and Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Great Outdoors. For a discussion of the treatment of our equity awards (including those held by our named executive officers and by our directors) in connection with the merger transaction contemplated by the Merger Agreement, refer to the proxy statement dated February 16, 2021 for our special meeting of stockholders that was held on March 23, 2021. In accordance with the terms of the Merger Agreement, our last offering period under the ESPP ended on December 31, 2020, no new offering periods have commenced under the ESPP, and the ESPP has been terminated subject to and effective upon the effective time of the merger transaction contemplated by the Merger Agreement.

Compensation Committee Interlocks and Insider Participation

Mr. Eastland, Mr. Williamson and Mr. McBee each served on the Compensation Committee during all of fiscal 2020. None of these directors had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

DIRECTOR COMPENSATION

Overview of Director Compensation for Fiscal Year 2020

Compensation for our non-employee directors under our current compensation program for our non-employee directors, which was in effect throughout fiscal year 2020 except as noted below, consists of an annual retainer of $75,000, an additional annual retainer of $15,000 for serving as Lead Independent Director, an additional annual retainer of $20,000 for serving as Chair of the Audit Committee, an additional annual retainer of $15,000 for serving as Chair of the Compensation Committee, and an additional annual retainer of $10,000 for serving as the Chair of our Nominating and Governance Committee. Effective in April 2019, the Board approved an additional annual retainer of $50,000 for a non-employee director serving as Chair of the Board, and increased this amount from $50,000 to $110,000 annually effective beginning with fiscal year 2020. The annual retainers are paid quarterly to our non-employee directors. Our non-employee directors are not provided any additional fees based on the number of meetings they attend.

On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board will be granted an award of restricted stock units. The number of restricted stock units subject to the award will be determined by dividing $75,000 ($95,000 in the case of a non-employee director serving as Chair of the Board) by the per-share closing price (in regular trading) of our Common Stock on the date of such annual meeting, rounded down to the nearest whole unit. Effective beginning with the awards in fiscal year 2020, the Board increased the grant value from $95,000 to $115,000 for the grant to be made to a non-employee director serving as Chair of the Board. These restricted stock unit awards will vest in 12 substantially equal installments, subject to the non-employee director’s continued service as a director through each vesting date, with the first installment vesting one month following the date of grant and an additional installment vesting on each monthly anniversary of the date of grant thereafter for the next 11 months; provided, however, that the outstanding and unvested portion of the restricted stock unit award will vest in full (1) immediately prior to the first annual meeting of stockholders for the year following the year of grant of the award should such annual meeting occur before the first annual anniversary of the date of grant or (2) should a change in control of the Company occur and the director not continue to serve on the Board (or the board of a directors of a parent entity) following the change in control. Each such restricted stock unit award is made under and subject to the terms and conditions of the 2019 Plan (or any successor equity compensation plan approved by the Company’s stockholders and in effect at the time of grant) and is evidenced by, and subject to the terms and conditions of, a restricted stock unit award agreement in the form used by the Company to evidence restricted stock unit awards to our non-employee directors.

To the extent then vested, the restricted stock units will generally be paid in an equal number of shares of our Common Stock as soon as practicable following the earlier to occur of (1) the date the non-employee director ceases to be a member of the Board or (2) the first anniversary of the grant date of the award. The restricted stock unit awards are generally forfeited as to the unvested portion of the award upon the non-employee director’s termination of service as a director for any reason.

In the case of a new non-employee director who is initially appointed or elected to the Board on a date other than the date of an annual meeting of stockholders (commencing following the Annual Meeting), the non-employee director will be eligible to receive a pro-rated cash retainer and an equity award on the date of such initial appointment or election.

We maintain stock ownership guidelines for our non-employee directors, under which our non-employee directors are required to own shares of our Common Stock equal to at least three times the then-current annual cash retainer paid to our non-employee directors (for example, based on the $75,000 annual retainer described above, our non-employee directors are expected to own shares of our Common Stock equal to $225,000). Shares of our Common Stock owned directly by the non-employee director and unvested restricted stock units issued to the non-employee directors are included for purposes of meeting the guidelines. Our non-employee directors are expected to satisfy these guidelines within five years of the later to occur of (1) the effective date of the guidelines and (2) the date the non-employee director initially joins the Board.

For these purposes, our non-employee directors are members of our Board who are not employed by the Company or one of its subsidiaries. Prior to September 9, 2020, our “non-employee directors” did not include any member of the Board who was a partner or employee of Seidler or one of its affiliates. The Board amended our compensation program for our non-employee directors effective September 9, 2020 to remove this exclusion. Accordingly, Mr. Eastland began to receive compensation as a non-employee director effective as of that date and he received, on that date, an annual award of restricted stock units (on terms consistent with the awards that had been granted to our other non-employee directors in connection with our annual meeting of stockholders in fiscal year 2020) except that the grant date value of his award was pro-rated to reflect that it was being granted after the date of our annual meeting of stockholders in fiscal year 2020. A member of our Board who was employed by the Company or one of its subsidiaries received no compensation from us for their service as a member of our Board. We reimburse all of our directors for reasonable expenses incurred to attend Board meetings.

Director Compensation for Fiscal Year 2020

The following table presents information regarding the compensation paid to each of our non-employee directors for the fiscal year ended January 30, 2021. The compensation paid to Mr. Barker in his capacity as an employee of the Company is presented in the Executive Compensation disclosure starting on page ____. Mr. Barker was not entitled to receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)(1)(2)	($)	($)	($)	($)	($)
Christopher Eastland	37,500	54,646	—	—	—	—	92,146
Gregory P. Hickey	95,000	74,992	—	—	—	—	169,992
Richard McBee	90,000	74,992	—	—	—	—	164,992
Joseph P. Schneider	185,000	114,993	—	—	—	—	299,993
Martha Bejar	85,000	74,992	—	—	—	—	159,992
Philip Williamson	75,000	74,992	—	—	—	—	149,992
Kent Graham(3)	25,137	—	—	—	—	—	25,137

(1) The amount reported in the “Stock Awards” column of the table above represents, for each non-employee director who received such an award, the fair value on the grant date of the restricted stock unit award granted to the non-employee director in connection with the 2018 Annual Meeting. This value has been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with FASB ASC Topic 718 and reflects the number of shares of our Common Stock subject to the restricted stock units awarded to the non-employee director multiplied by the closing price of a share of our Common Stock on the date of grant of the award.

(2) The following table shows the number of shares of our Common Stock subject to the vested but not paid, and unvested, restricted stock unit awards held by each of our non-employee directors as of January 30, 2021. We have not granted any equity awards other than restricted stock unit awards to any of our non-employee directors

(3) Mr. Graham did not stand for re-election as a director at our annual meeting of stockholders in fiscal year 2020 and ceased to be a director on April 17, 2020.

Name	Shares Subject to Units Vested But Not Paid	Shares Subject to Unvested Units
	(#)	(#)
Christopher Eastland	1,788	2,242
Gregory P. Hickey	3,668	2,618
Richard McBee	3,668	2,618
Joseph P. Schneider	5,621	4,018
Martha Bejar	3,668	2,618
Phillip Williamson	3,668	2,618

Our Board reserves the right to modify the new compensation program for our non-employee directors and the compensation arrangements for Board members from time to time.

Director Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors. Each of our non-employee directors is expected to own shares of our Common Stock with a value equal to at least three times the base annual retainer (currently, $75,000) provided to our non-employees directors under our director compensation program. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the director, by the director’s spouse, or by the director’s children who reside with the director or the director’s spouse, shares held in a trust established by the director or the director’s spouse for estate or tax planning purposes if the trust is revocable by the director or the director’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the director (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our non-employee directors are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the non-employee director first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a non-employee director does not satisfy the guideline level of ownership as of such a measurement date, the director is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the director by the Company until and to the extent required for the director’s level of ownership to satisfy the applicable guideline level. Our Board of Directors may suspend or grant waivers to the guidelines from time to time. Currently, our non-employee directors are within the applicable period of time they have to obtain sufficient share ownership to comply with the guidelines.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains the 2013 Plan, the 2019 Plan and the ESPP.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of January 30, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,403,704 (1)	—(2)	2,767,740(3)
Equity compensation plans not approved by security holders	—	—	—
Totals	1,403,704	—	2,767,740

__________________

(1) These shares were subject to restricted stock unit awards then outstanding under the 2019 Plan.

(2) The Company has only granted restricted stock unit awards under the 2019 Plan, which awards do not have an exercise price.

(3) Reflects the 2,393,671 number of shares that remained available for new award grants under the 2019 Plan on January 30, 2021 and the 374,069 shares that remained available for issuance under the ESPP as of that date. The shares available for award grants under the 2019 Plan may be used for any type of award that may be granted under the 2019 Plan, as described above and subject to the share limits of the 2019 Plan. Effective as of May 29, 2019 (the date stockholders approved the 2019 Plan), no new awards may be granted under the 2013 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 6, 2021, the number and percentage of outstanding shares of our Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Common Stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 43,719,687 shares of Common Stock issued and outstanding as of April 1, 2021.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock as to which the person has the right to acquire beneficial ownership within 60 days of April 1, 2021, including shares of our Common Stock underlying RSUs and PSUs that are currently releasable or releasable within 60 days of April 1, 2021. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Stockholders
BlackRock, Inc (1)	3,048,042	7.0%
Magnetar Financial LLC (2)	3,000,332	6.9%
Cannell Capital LLC (3)	2,360,213	5.4%
Directors and Named Executive Officers
Jon Barker (4)	324,286.91	*
Robert K. Julian (5)	28,005.44	*
Joseph P. Schneider (6)	82,746	*
Martha Bejar (7)	22,472	*
Christopher Eastland (8)	4,030	*
Gregory P. Hickey (9)	54,177	*
Richard McBee (10)	53,028	*
Philip Williamson (11)	16,909	*
All Current Directors and Executive Officers as a group (8 persons)	585,654.35	1.3%

__________________

*Less than 1.0% of total.

(1)

Based on a Schedule 13G/A (Amendment No. 3) filed with the SEC by BlackRock, Inc. on February 1, 2021. According to the Schedule 13G/A, as of December 31, 2020, BlackRock, Inc. has sole voting power over 3,004,344 shares of Common Stock, and sole dispositive power over 3,048,042 shares of Common Stock. The address of BlackRock, Inc. is 55 East 52nd Street New York, New York 10055.

(2)

Based on a Schedule 13D filed with the SEC by Magnetar Financial LLC on January 6, 2021. According to the Schedule 13D as of December 27, 2020, Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz have shared voting and dispositive power over 3,000,332 shares of Common Stock. The address of Magnetar Financial LLC is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(3)

Based on a Schedule 13G/A filed with the SEC by Cannell Capital, LLC. on February 14, 2020. According to the Schedule 13G/A, as of December 31, 2019, Cannell Capital, LLC and J. Carlo Cannell have shared voting power over 2,360,213 shares of Common Stock, and shared dispositive power over 2,360,213 shares of Common Stock. The address of Cannell Capital LLC. is 245 Meriwether Circle, Alta, WY 83414.

(4)

Includes (i) 207,059.91 shares held directly by Mr. Barker, (ii) 95,604 shares of Common Stock issuable pursuant to restricted stock units vesting on April 16, 2021, and (iii) 21,623 shares of Common Stock held by Karen Seaman with whom the reporting person shares a household. Mr. Barker disclaims beneficial ownership of the shares of Common Stock held by Ms. Seaman, except to the extent of his indirect pecuniary interests, if any, in those shares. This report shall not be deemed an admission that Mr. Barker is the beneficial owner of such securities for purposes of Section 16 or for any other purpose. Does not include (i) 59,843 restricted stock units vesting in three substantially equal annual installments beginning on March 16, 2022, (ii) 57,726 restricted stock units vesting in two equal annual installments beginning on March 24, 2022, and (iii) 151,664 restricted stock units vesting on April 16, 2022.

(5)

Includes 18,454.44 shares held directly by Mr. Julian and 9,551 shares of Common Stock issuable pursuant to restricted stock units vesting on April 16, 2021. Does not include (i) 26,085 restricted stock units vesting in three substantially equal annual installments beginning on March 16, 2022, (ii) 25,163 restricted stock units vesting in two substantially equal annual installments beginning on March 24, 2022, (iii) 111,780 restricted stock units vesting on April 16, 2022.

(6)	Includes 9,639 shares of Common Stock issuable pursuant to restricted stock units that have vested or are vesting within 60 days of April 1, 2021.
(7)	Includes 6,286 shares of Common Stock issuable pursuant to restricted stock units that have vested or are vesting within 60 days after April 1, 2021.
(8)	Includes 4,030 shares of Common Stock issuable pursuant to restricted stock units that have vested or are vesting within 60 days after April 1, 2021.
(9)	Includes 6,286 shares of Common Stock issuable pursuant to restricted stock units that have vested or are vesting within 60 days after April 1, 2021.
(10)	Includes 6,286 shares of Common Stock issuable pursuant to restricted stock units that have vested or are vesting within 60 days after April 1, 2021.
(11)	Includes 6,286 shares of Common Stock issuable pursuant to restricted stock units that have vested or are vesting within 60 days after April 1, 2021.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Relating Related Party Transactions

Our Board has adopted a written Related Person Transaction Policy, providing that our Audit Committee is responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 or such lower threshold as our Audit Committee may determine, and (iii) in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, nominee for director, executive officer or greater than 5% beneficial owner of our Common Stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. No member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Committee.

We had no related party transactions requiring disclosure under applicable rules of the SEC in fiscal 2020.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current executive officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Additionally, we may enter into indemnification agreements with any future directors or executive officers.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accountants during the fiscal year ended January 30, 2021 (fiscal year 2020) and, in that capacity, audited the Company’s consolidated financial statements for the fiscal year ended January 30, 2021.  Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request approval by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting of the appointment of Grant Thornton as the Company’s independent registered public accountants for the fiscal year ending January 29, 2022 (fiscal year 2021).  If stockholders do not ratify this appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton, and may decide to retain them notwithstanding the vote.  Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of Grant Thornton will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Change in Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm for fiscal year 2019 and continued to serve until the Company first engaged Grant Thornton as its independent registered public accounting firm on July 6, 2020, which was the same day that the Audit Committee approved the dismissal of KPMG as the Company’s independent registered public accounting firm.

 KPMG’s reports on our consolidated financial statements as of and for the fiscal years ended February 1, 2020 and February 2, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except KPMG’s report on our consolidated financial statements as of and for the fiscal years ended February 1, 2020 and February 2, 2019, contained a separate paragraph stating that, “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of February 3, 2019 due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update No. 2016-02 – Leases (Topic 842), and related amendments.”

The audit report of KPMG on the effectiveness of internal control over financial reporting as of February 1, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report indicates that we did not maintain effective internal control over financial reporting as of February 1, 2020 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states, “There were ineffective information technology general controls (ITGCs) in the areas of user access and change management over certain information technology (IT) systems that support the Company’s financial reporting processes. Business process controls (automated and manual) that are dependent on the affected ITGCs were also deemed ineffective because they could be adversely impacted. These control deficiencies were a result of: insufficient control documentation of key IT processes; insufficient number and training of IT resources; and inadequate risk-assessment processes to identify and assess changes in the IT environment that could impact internal controls over financial reporting.” Additionally, the audit report of KPMG on the effectiveness of internal control over financial reporting as of February 1, 2020 contained a separate paragraph stating that, “The Company acquired eight Field & Stream stores during 2019, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of February 1, 2020, the eight Field and Stream location’s internal control over financial reporting associated with 9.7% of total assets and 2.7% of total revenues included in the consolidated financial statements of the Company as of and for the year ended February 1, 2020. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of the eight Field & Stream stores.”

During our fiscal years ended February 1, 2020 and February 2, 2019, and the subsequent interim period through July 6, 2020, there were: (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that during the preparation of our consolidated financial statements for the year ended February 1, 2020, we identified a material weakness in internal control over financial reporting related to ineffective information technology general controls in the areas of user access and change management over certain information technology systems that support our financial reporting processes.

In accordance with Item 304(a)(3) of Regulation S-K, the Company previously provided KPMG with a copy of the above disclosures and requested that KPMG provide the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of such letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2020. We do not expect representatives of KPMG to attend the Annual Meeting.

On July 6, 2020, the Audit Committee approved the engagement of Grant Thornton as our principal accountant to perform independent audit services effective immediately. During our fiscal years ended February 1, 2020 and February 2, 2019, and the interim period from February 1, 2020 through and including July 7, 2020, the date of Grant Thornton’s engagement, neither we, nor anyone acting on our behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and neither a written report nor oral advice was provided to us by Grant Thornton that Grant Thornton concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or (iii) any “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Audit and Other Fees

The following table shows the aggregate fees billed to us for professional services by Grant Thornton and our predecessor auditor KPMG for fiscal years 2020 and 2019:

	Grant Thornton Fiscal 2020	KPMG Fiscal 2020	KPMG Fiscal 2019
Audit Fees (1)	$521,023	$62,029	$1,240,248
Audit-Related Fees (2)	—	11,500	—
Tax Fees (3)	24,613	85,650	132,830
All Other Fees (4)	—	70,000	1,780
Total Fees	$545,636	$229,179	$1,374,858

(1) Audit fees represent fees billed or accrued for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by Grant Thornton and KPMG in connection with statutory and regulatory filings or engagements and the audit of our internal control over financial reporting. In 2020, the audit fees for Grant Thornton included $30,000 of fees relating to the acquisition of four Field & Stream stores. In 2019, the audit fees included $200,000 of fees relating to the acquisition of eight Field & Stream stores.

(2) Audit-related fees represent fees billed for services rendered during the fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”. In 2020 audit-related fees include $11,500 charged by KPMG for Grant Thornton to review their 2019 workpapers.

(3) Tax fees represent fees billed for professional services rendered for the preparation of our federal and state income tax returns and other tax consulting services.

(4) All other fees represent fees billed for services other than those reported as “Audit Fees,” “Audit-Related Fees” or “Tax Fees.” For 2020 the fees incurred relate to fees paid to KPMG for issuance of their consent for our 10-K filing. For 2019 the fees incurred were for an accounting research tool provided by KPMG.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC. The Audit Committee also concluded that Grant Thornton and KPMG’s provision of audit and tax services to the Company and its affiliates is compatible with Grant Thornton and KPMG’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also may pre-approve detailed types of audit-related and permitted tax and other services, subject to certain dollar limits, to be performed during the next twelve months. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis, subject to those exceptions that may be permitted by applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities shall be reported to the Audit Committee at each regularly scheduled meeting. In accordance with this policy, the audit committee pre-approved all services to be performed by the Company’s independent registered public accounting firm in fiscal years 2020 and 2019.

Vote Required for Ratification of the Appointment of our Independent Registered Public Accounting Firm

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will be considered as a vote “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3
APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our executive compensation decisions are made in the context of our executive compensation plan statement.

Under our executive compensation plan statement, our executive compensation philosophy is to:

●	Align the interests of our executives with those of the stockholders
●	Attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
●	Be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
●	Provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
●	Strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

We urge stockholders to read the “Executive Compensation” section beginning on page __ of this Proxy Statement, which describes in more detail the key elements of our executive compensation program.  The Compensation Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers set forth under “Executive Compensation,” including the Summary Compensation Table and the related compensation tables and narratives in the Proxy Statement for the 2021 Annual Meeting of Stockholders.

This vote is an advisory vote only and will not be binding on us, our Board or the Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee.  However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

We expect to hold our next advisory vote to approve the compensation of our named executive officers at our 2022 annual meeting of stockholders.

Vote Required for Approval, on an Advisory Basis, of Named Executive Officer Compensation

Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will be considered as a vote “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2021 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. If you would like to present a proposal for possible inclusion in our proxy statement for our 2021 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, please send the proposal to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088. To be eligible for inclusion in our proxy statement, proposals must be received by December 15, 2021 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2022 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2022 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board of Directors at the 2022 annual meeting of stockholders or wish to present a proposal at the 2022 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than the close of business on January 26, 2022 and no later than the close of business on February 25, 2022 (provided, however, that if the 2022 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2022 annual meeting of stockholders and no later than the close of business on the 90th day prior to the date of the 2022 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2022 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2022 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.

ANNUAL REPORT TO STOCKHOLDERS

Our 2020 Annual Report has been posted, and is available without charge, on our corporate website at investors.sportsmans.com. For stockholders receiving a Notice of Internet Availability, such Notice of Internet Availability will contain instructions on how to request a printed copy of our 2020 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2020 Annual Report has also been provided to you. In addition, we will provide, without charge, a copy of our 2020 Annual Report (including the financial statements but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our Common Stock. Requests can be made by writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

DATED: West Jordan, Utah, April 9, 2021

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –
www.proxypush.com/SPWH
Use the Internet to vote your proxy.
Scan code below for mobile voting.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 25, 2021.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

FPO

Please detach here

The Board of Directors Recommends a Vote FOR each of the nominees in Proposal 1.

1. Election of directors:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Joseph P. Schneider	☐	☐	☐	03 Philip Williamson	☐	☐	☐
02 Christopher Eastland	☐	☐	☐				

The Board of Directors Recommends a Vote FOR Proposal 2 and FOR Proposal 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Date ______________________

Address Change? Mark box, sign, and indicate changes below: ☐

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Sportsman's Warehouse Holdings, Inc.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 26, 2021
8:00 am Mountain Time

Virtual Meeting

To pre-register for the Annual Meeting along with the ability to vote your shares during the Annual Meeting, please follow the instructions below:

- Visit register.proxypush.com/spwh on your smartphone, tablet or computer by no later than 3:00 p.m. Mountain Time on May 24, 2021. You will need the latest versions of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure your browser is compatible.
- As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.
- After registering, you will receive a confirmation e-mail and an e-mail approximately 1 hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link providing access to the Annual Meeting, as well as a unique link providing the ability to vote at the Annual Meeting.

SPORTSMAN'S WAREHOUSE AMERICA'S PREMIER OUTFITTER

proxy

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on May 26, 2021.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each of the nominees in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3.

By signing the proxy, you revoke all prior proxies and appoint Jon Barker and Robert K. Julian, and each of them with full power of substitution, to vote your shares held of record on April 6, 2021 on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements.

See reverse for voting instructions.